                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and directors of Meadowbrook Insurance Group, Inc., a Michigan corporation (the "Company"), do hereby constitute and appoint Joseph C. Henry or Robert S. Cubbin, and each of them the true and lawful attorneys and agents or attorney or agent, with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said Company to comply with the Securities Act of 1933 as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-2 of the Company filed on April 18, 2002. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Registration Statement on Form S-2 of the Company filed on April 18, 2002, to any and all amendments, or supplements thereto and to any and all instruments or documents filed as part of or in conjunction with the Registration Statement on Form S-2 of the Company filed on April 18, 2002 or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents or any of them shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney and has been signed by the following persons on the date indicated opposite his/her name.



         SIGNATURE                                   TITLE                          DATE
         ---------                                   -----                          ----

/s/ Merton J. Segal                         Chairman, Chief Executive           April 15, 2002
------------------------------------        Officer and Director (Principal
    Merton J. Segal                                 Executive Officer



/s/ Robert S. Cubbin                         President, Chief Operating         April 15, 2002
------------------------------------         Officer and Director
    Robert S. Cubbin


/s/ Joseph C. Henry                         Executive Vice President,           April 15, 2002
------------------------------------        Interim Chief Financial Officer,
    Joseph C. Henry                         Treasurer and Director


/s/ Robert W. Sturgis                                Director                   April 15, 2002
------------------------------------
    Robert W. Sturgis


Power of Attorney
April 15, 2002
Page 2



         SIGNATURE                                   TITLE                          DATE
         ---------                                   -----                          ----

/s/ David K. Page                                    Director                   April 15, 2002
------------------------------------
    David K. Page


/s/ Hugh W. Greenberg                                Director                   April 15, 2002
------------------------------------
    Hugh W. Greenberg


/s/ Irvin F. Swider, Sr.                             Director                   April 15, 2002
------------------------------------
    Irvin F. Swider, Sr.


/s/ Bruce E. Thal                                    Director                   April 15, 2002
------------------------------------
    Bruce E. Thal


/s/ Joseph S. Dresner                                Director                   April 15, 2002
------------------------------------
    Joseph S. Dresner


/s/ Herbert Tyner                                    Director                   April 15, 2002
------------------------------------
    Herbert Tyner


/s/ Florine Mark                                     Director                   April 15, 2002
------------------------------------
    Florine Mark


/s/ Robert H. Naftaly                                Director                   April 15, 2002
------------------------------------
   Robert H. Naftaly